Staff costs	6 Months Ended
Jun. 30, 2026
Staff costs
Staff costs

19. Staff costs

	For the three months		For the six months
	ended June 30,		ended June 30,
	2026	2025	2026	2025
Wages and salaries	188,848	28,811	373,300	113,580
Social charges and insurances	13,743	5,775	29,452	11,550
Value of share-based services	535	1,851	1,311	4,287
Retirement benefit (note 15)	18,475	8,059	36,951	16,121
Total staff costs	221,601	44,496	441,014	145,538

During the three-month and six-month periods ended June 30, 2026, total staff costs increased by CHF 0.2 million and CHF 0.3 million, respectively, compared to the same period ended June 30, 2025, primarily due to an increase in the number of full-time employees.